                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X]  Preliminary Proxy Statement                [ ]  Confidential, for Use of the Commission
                                                     Only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                       SYKES ENTERPRISES, INCORPORATED
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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          pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials:

[ ]  Check box if any part of the fee is offset as provided by Exchange Act Rule
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     previously. Identify the previous filing by registration statement number,
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     (1)  Amount Previously Paid:

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     (4)  Date Filed:

                               AMENDMENT NO. 1

                                       TO

                        SYKES ENTERPRISES, INCORPORATED

                        1996 EMPLOYEE STOCK OPTION PLAN


         This Amendment is made August 1, 1996, to the Sykes Enterprises, Incorporated 1996 Employee Stock Option Plan (the "Plan"). All capitalized terms not specifically defined in this Amendment shall have the meanings provided to them in the Plan.

         WHEREAS, as first adopted, the Plan as adopted limited the number of Shares (as defined in the Plan) issued with respect to Options granted under the Plan to 700,000 subject to adjustment as provided in the Plan to reflect certain changes in the capitalization of the Company;

         WHEREAS, the Plan provides that the Plan may be amended by the Board of Directors of the Company, without further action by the shareholders unless required to comply with Rule 16b-3 or the Code;

         WHEREAS, this amendment will be submitted to the shareholders for approval at the Company's 1997 annual meeting of shareholders so that the additional options can qualify for treatment as incentive stock options;

         WHEREAS, on July 28, 1996, the Company effected a 3-for-2 stock split in the form of a stock dividend with respect to the Shares, thereby increasing Shares available with respect to Options granted under the Plan to 1,050,000; and

         WHEREAS, the Board amended the Plan at its meeting on August 1, 1996 to increase the number of Shares that could be issued with respect to Options granted under the Plan by an additional 700,000 shares.

         NOW, THEREFORE, Section 3(a) of the Plan is hereby amended in its entirety to read as follows:

                          (a) The total number of Shares with respect to which Options may be granted under the Plan shall not exceed in the aggregate 1,750,000 Shares, subject to adjustment as provided in Section 6 hereof. If any Option expires, terminates or is terminated for any reason prior to its exercise in full, the Shares that were subject to the unexercised portion of such Option shall be available for future grants under the Plan.




                                      Adopted by the Board of Directors of

                                            Sykes Enterprises, Inc. on
                                            August 1, 1996


                                      /s/  Margery Bass
                                      -----------------------------------
                                      Margery Bass
                                      Secretary

                        SYKES ENTERPRISES, INCORPORATED





                        1996 EMPLOYEE STOCK OPTION PLAN

                               TABLE OF CONTENTS

                                                                                                                     PAGE
                                                                                                                     ----
1.       PURPOSE OF PLAN  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   1

2.       DEFINITIONS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   1

3.       LIMITS ON OPTIONS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   2

4.       GRANTING OF OPTIONS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   3

5.       TERMS OF STOCK OPTIONS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   3

6.       EFFECT OF CHANGES IN CAPITALIZATION  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   5

7.       DELIVERY AND PAYMENT FOR SHARES; REPLACEMENT OPTIONS . . . . . . . . . . . . . . . . . . . . . . . . . . . .   6

8.       NO CONTINUATION OF EMPLOYMENT AND DISCLAIMER OF RIGHTS . . . . . . . . . . . . . . . . . . . . . . . . . . .   7

9.       ADMINISTRATION . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   7

10.      NO RESERVATION OF SHARES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   8

11.      AMENDMENT OF PLAN  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   8

12.      TERMINATION OF PLAN  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   8

13.      EFFECTIVE DATE . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   8



                        SYKES ENTERPRISES, INCORPORATED
                        1996 EMPLOYEE STOCK OPTION PLAN


1.       PURPOSE OF PLAN

         The purpose of this Plan is to enable Sykes Enterprises, Incorporated (the "Company") and its Subsidiaries to compete successfully in attracting, motivating and retaining Employees with outstanding abilities by making it possible for them to purchase Shares on terms that will give them a direct and continuing interest in the future success of the businesses of the Company and its Subsidiaries and encourage them to remain in the employ of the Company or one or more of its Subsidiaries. Each Option is intended to be an Incentive Stock Option, except to the extent that (a) any such Option would exceed the limitations set forth in Section 3.(c) hereof and (b) for Options specifically designated at the time of grant as not being Incentive Stock Options.

2.       DEFINITIONS

         For purposes of the Plan, except where the context clearly indicates otherwise, the following terms shall have the meanings set forth below:

                 (a)      "Board" means the Board of Directors of the Company.

                 (b) "Code" means the United States Internal Revenue Code of 1986, as amended.

                 (c) "Committee" means the Committee described in Section 9 hereof.

                 (d) "Effective Date" means the effective date of any registration statement with respect to the Shares under the Securities Exchange Act of 1934, as amended.

                 (e) "Employee" means a person who is regularly employed on a salary basis by the Company or any Subsidiary, including an officer or director of the Company or any Subsidiary who is also an employee of the Company or a Subsidiary.

                 (f) "Fair Market Value" means, with respect to a Share, if the Shares are then listed and traded on a registered national or regional securities exchange, or quoted on The National Association of Securities Dealers' Automated Quotation System (including The Nasdaq Stock Market's National Market), the average closing price of a Share on such exchange or quotation system for the five trading days immediately preceding the date of grant of an Option, or, if Fair Market Value is used herein in connection with any event other than the grant of an Option, then such average closing price for the five trading days immediately preceding the date of such event. If the Shares are not traded on a registered securities exchange or quoted in such a quotation system, the Committee shall determine the Fair Market Value of a Share.

                 (g) "Incentive Stock Option" means an option granted under this Plan and which is an incentive stock option within the meaning of section 422 of the Code, or the corresponding provision of any subsequently enacted tax statute.

                 (h) "Option" means an option granted under this Plan, whether or not such option is an Incentive Stock Option.

                 (i) "Optionee" means any person who has been granted an Option which Option has not expired or been fully exercised or surrendered.

                 (j)      "Plan" means the Company's 1996 Employee Stock Option
         Plan.

                 (k)      "Rule 16b-3" means Rule 16b-3 promulgated pursuant to
         Section 16(b) of the Securities Exchange Act of 1934, as amended, or any successor rule.

                 (l) "Share" means one share of voting common stock, par value $.01 per share, of the Company, and such other stock or securities that may be substituted therefor pursuant to Section 6 hereof.

                 (m) "Subsidiary" means any "subsidiary corporation" within the meaning of Section 424(f) of the Code.

3.       LIMITS ON OPTIONS

                 (a) The total number of Shares with respect to which Options may be granted under the Plan shall not exceed in the aggregate 700,000 Shares, subject to adjustment as provided in Section 6 hereof. If any Option expires, terminates or is terminated for any reason prior to its exercise in full, the Shares that were subject to the unexercised portion of such Option shall be available for future grants under the Plan.

                 (b) No Incentive Stock Option shall be granted to any Employee who at the time such option is granted, owns capital stock of the Company possessing more than 10% of the total combined voting power or value of all classes of capital stock of the Company or any Subsidiary, determined in accordance with the provisions of Section 422(b)(6) and 424(d) of the Code, unless the option price at the time such Incentive Stock Option is granted is at least 110 percent (110%) of the Fair Market Value of the Shares subject to the Incentive Stock Option and such Incentive Stock Option is not exercisable by its terms after the expiration of five (5) years from the date of grant.

                 (c) An Incentive Stock Option shall be granted hereunder only to the extent that the aggregate Fair Market Value (determined at the time the Incentive Stock Option is granted) of the Shares with respect to which such Incentive Stock Option and any other "incentive stock option" (within the meaning of Section 422 of the Code) are exercisable for the first time by any Optionee during any calendar year (under the Plan and all other plans of the Optionee's employer corporation and its parent and subsidiary corporations within the meaning of Section 422(d) of the Code) does not exceed $100,000. This limitation shall be applied by taking Incentive Stock Options and any such other "incentive stock options" into account in the order in which such Incentive Stock Options and any such other "incentive stock options" were granted.

                 (d) No Optionee shall, in any calendar year, be granted Options to purchase more than 300,000 Shares. Options granted to the Optionee and cancelled during the same calendar year shall be counted against such maximum number of Shares. In the event that the number of Options which may be granted is adjusted as provided in the Plan, the above limit shall automatically be adjusted in the same ratio.

4.       GRANTING OF OPTIONS

         The Committee is authorized to grant Options to selected Employees pursuant to the Plan beginning on the Effective Date. Subject to the provisions of the Plan, the Committee shall have exclusive authority to select the Employees to whom Options will be awarded under the Plan, to determine the number of Shares to be included in such Options, and to determine such other terms and conditions of Options, including terms and conditions which may be necessary to qualify Incentive Stock Options as "incentive stock options" under
Section 422 of the Code. The date on which the Committee approves the grant of an Option shall be considered the date on which such Option is granted, unless the Committee provides for a specific date of grant which is subsequent to the date of such approval.

5.       TERMS OF STOCK OPTIONS

         Subject to Section 3 hereof, the terms of Options granted under this Plan shall be as follows:

                 (a) The exercise price of each Share subject to an Option shall be fixed by the Committee. Notwithstanding the prior sentence, the option exercise price of an Incentive Stock Option shall be fixed by the Committee but shall in no event be less than 100% of the Fair Market Value of the Shares subject to such Option.

                 (b) Options shall not be assignable or transferable by the Optionee other than by will or by the laws of descent and distribution except that the Optionee may, with the consent of the Committee, transfer without consideration Options that do not constitute Incentive Stock Options to the Optionee's spouse, children or grandchildren (or to one or more trusts for the benefit of any such family members or to one or more partnerships in which any such family members are the only partners).

                 (c) Each Option shall expire and all rights thereunder shall end at the expiration of such period (which shall not be more than ten (10) years) after the date on which it was granted as shall be fixed by the Committee, subject in all cases to earlier expiration as provided in subsections (d) and (e) of this Section 5.

                 (d) During the life of an Optionee, an Option shall be exercisable only by such Optionee (or Optionee's permitted assignee in the case of Options that do not constitute Incentive Stock Options) and only within one (1) month after the termination of the Optionee's employment with the Company or a Subsidiary, other than by reason of the Optionee's death, permanent disability or retirement with the consent of the Company or a Subsidiary as provided in subsection (e) of this Section 5, but only if and to the extent the Option was exercisable immediately prior to such termination, and subject to the provisions of subsection (c) of this Section 5. If the Optionee's employment is terminated for cause, or the Optionee terminates his employment with the Company, Options granted at any one time by the Company which have not become exercisable with respect to all such Options (even if a portion of such Options have become exercisable) shall terminate immediately on the date of termination of employment. Cause shall have the meaning set forth in any employment agreement then in effect between the Optionee and the Company or any of its Subsidiaries, or if the Optionee does not have any employment agreement, cause shall mean (i) if the Optionee engages in conduct which has caused, or is reasonably likely to cause, demonstrable and serious injury to the Company, or (ii) if the Optionee is convicted of a felony, as evidenced by a binding and final judgment, order or decree of a court of competent jurisdiction, which substantially impairs the Optionee's ability to perform his or her duties to the Company.

                 (e) If an Optionee: (i) dies while employed by the Company or a Subsidiary or within the period when an Option could have otherwise been exercised by the Optionee; (ii) terminates employment with the Company or a Subsidiary by reason of the "permanent and total disability" (within the meaning of Section 22(e)(3) of the Code) of such Optionee; or (iii) terminates employment with the Company or a Subsidiary as a result of such Optionee's retirement, provided that the Company or such Subsidiary has consented in writing to such Optionee's retirement, then, in each such case, such Optionee, or the duly authorized representatives of such Optionee (or Optionee's permitted assignee in the case of Options that do not constitute Incentive Stock Options), shall have the right, at any time within three (3) months after the death, disability or retirement of the Optionee, as the case may be, and prior to the termination of the Option pursuant to subsection (c) of this Section 5, to exercise any Option to the extent such Option was exercisable by the Optionee immediately prior to such Optionee's death, disability or retirement. In the discretion of the Committee, the three-month period referenced in the immediately preceding sentence may be extended for a period of up to one year.

                 (f) Subject to the foregoing terms and to such additional terms regarding the exercise of an Option as the Committee may fix at the time of grant, an Option may be exercised in whole at one time or in part from time to time.

                 (g) Options granted pursuant to the Plan shall be evidenced by an agreement in writing setting forth the material terms and conditions of the grant, including, but not limited to, the number of Shares subject to options. Option agreements covering Options need not contain similar provisions; provided, however, that all such option agreements shall comply with the terms of the Plan.

                 (h) The Committee is authorized to modify, amend or waive any conditions or other restrictions with respect to Options, including conditions regarding the exercise of Options.

6.       EFFECT OF CHANGES IN CAPITALIZATION

                 (a) If the number of outstanding Shares is increased or decreased or changed into or exchanged for a different number or kind of shares or other securities of the Company by reason of any recapitalization, reclassification, stock split, combination of shares, exchange of shares, stock dividend or other distribution payable in capital stock, or other increase or decrease in such shares effected without receipt of consideration by the Company, a proportionate and appropriate adjustment shall be made by the Committee in (i) the aggregate number of Shares subject to the Plan,
         (ii) the maximum number of Shares for which Options may be granted to any Employee during any calendar year, and (iii) the number and kind of shares for which Options are outstanding, so that the proportionate interest of the Optionee immediately following such event shall, to the extent practicable, be the same as immediately prior to such event. Any such adjustment in outstanding Options shall not change the aggregate option price payable with respect to Shares subject to the unexercised portion of the Options outstanding but shall include a corresponding proportionate adjustment in the option price per Share.

                 (b) Subject to Section 6.(c) hereof, if the Company shall be the surviving corporation in any reorganization, merger, share exchange or consolidation of the Company with one or more other corporations or other entities, any Option theretofore granted shall pertain to and apply to the securities to which a holder of the number of Shares subject to such Option would have been entitled immediately following such reorganization, merger, share exchange or consolidation, with a corresponding proportionate adjustment of the option price per Share so that the aggregate option price thereafter shall be the same as the aggregate option price of the Shares remaining subject to the Option immediately prior to such reorganization, merger, share exchange or consolidation.

                 (c) In the event of: (i) the adoption of a plan of reorganization, merger, share exchange or consolidation of the Company with one or more other corporations or other entities as a result of which the holders of the Shares as a group would receive less than fifty percent (50%) of the voting power of the capital stock or other interests of the surviving or resulting corporation or entity; (ii) the adoption of a plan of liquidation or the approval of the dissolution of the Company; (iii) the approval by the Board of an agreement providing for the sale or transfer (other than as a security for obligations of the Company or any Subsidiary) of substantially all of the assets of the Company; or (iv) the acquisition of more than twenty percent (20%) of the outstanding Shares by any person within the meaning of Rule 13(d)(3) under the Securities Exchange Act of 1934, as amended, if such acquisition is not preceded by a prior expression of approval by the Board, then, in each such case, any Option granted hereunder shall become immediately exercisable in full, subject to any appropriate adjustments in the number of Shares subject to such Option and the option price, regardless of any provision contained in the Plan or any stock option agreement with respect thereto limiting the exercisability of the Option for any length of time. Notwithstanding the foregoing, if a successor corporation or other entity as contemplated in clause (i) or (iii) of the preceding sentence agrees to assume the outstanding Options or to substitute substantially equivalent options, then the outstanding Options issued hereunder shall not be immediately exercisable, but shall remain exercisable in accordance with the terms of the Plan and the applicable stock option agreements.

                 (d) Adjustments under this Section 6 relating to Shares or securities of the Company shall be made by the Committee, whose determination in that respect shall be final and conclusive. Options subject to grant or previously granted under the Plan at the time of any event described in this Section 6 shall be subject to only such adjustments as shall be necessary to maintain the proportionate interest of the options and preserve, without exceeding, the value of such options. No fractional Shares or units of other securities shall be issued pursuant to any such adjustment, and any fractions resulting from any such adjustment shall be eliminated in each case by rounding upward to the nearest whole Share or unit.

                 (e) The grant of an Option pursuant to the Plan shall not affect or limit in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge, consolidate, dissolve or liquidate, or to sell or transfer all or any part of its business or assets.

7.       DELIVERY AND PAYMENT FOR SHARES; REPLACEMENT OPTIONS

                 (a) No Shares shall be delivered upon the exercise of an Option until the option price for the Shares acquired has been paid in full. No Shares shall be issued or transferred under the Plan unless and until all legal requirements applicable to the issuance or transfer of such Shares have been complied with to the satisfaction of the Committee and adequate provision has been made by the Optionee for satisfying any applicable federal, state or local income or other taxes incurred by reason of the exercise of the Option. Any Shares issued by the Company to an Optionee upon exercise of an Option may be made only in strict compliance with and in accordance with applicable state and federal securities laws.


                 (b) Payment of the option price for the Shares purchased pursuant to the exercise of an Option and of any applicable withholding taxes shall be made, as determined by the Committee and set forth in the option agreement pertaining to such Option: (i) in cash or by check payable to the order of the Company; (ii) through the tender to the Company of Shares, which Shares shall be valued, for purposes of determining the extent to which the option price has been paid thereby, at their Fair Market Value on the date of exercise; or
         (iii) by a combination of the methods described in (a) and (b) hereof; provided, however, that the Committee may in its discretion impose and set forth in the option agreement pertaining to an Option such limitations or prohibitions on the use of Shares to exercise Options as it deems appropriate. The Committee also may authorize payment in accordance with a cashless exercise program under which, if so instructed by the Optionee, Shares may be issued directly to the Optionee's broker upon receipt of the option price in cash from the broker.

                 (c) To the extent that the payment of the exercise price for the Shares purchased pursuant to the exercise of an Option is made with Shares as provided in Section 7.(b) hereof, then, at the discretion of the Committee, the Optionee may be granted a replacement Option under the Plan to purchase a number of Shares equal to the number of Shares tendered as permitted in Section 7.(b) hereof, with an exercise price per Share equal to the Fair Market Value on the date of grant of such replacement Option and with a term extending to the expiration date of the original Option.

8.       NO CONTINUATION OF EMPLOYMENT AND DISCLAIMER OF RIGHTS

         No provision in the Plan or in any Option granted or option agreement entered into pursuant to the Plan shall be construed to confer upon any individual the right to remain in the employ of the Company or any Subsidiary, or to interfere in any way with the right and authority of the Company or any Subsidiary either to increase or decrease the compensation of any individual at any time, or to terminate any employment or other relationship between any individual and the Company or any Subsidiary. The Plan shall in no way be interpreted to require the Company to transfer any amounts to a third party trustee or otherwise hold any amounts in trust or escrow for payment to any Optionee or beneficiary under the terms of the Plan. An Optionee shall have none of the rights of a shareholder of the Company until all or some of the Shares covered by an Option are fully paid and issued to such Optionee.

9.       ADMINISTRATION

                 (a) The Plan is intended to comply with Rule 16b-3. Subject to the provisions of subsection (b) of this Section 9, the Plan shall be administered by the Committee which shall interpret the Plan and make all other determinations necessary or advisable for its administration, including such rules and regulations and procedures as it deems appropriate. The Committee shall consist of not fewer than two members of the Board each of whom shall qualify (at the time of appointment to the Committee and during all periods of service on the Committee) in all respects as a "disinterested person" as defined in Rule 16b-3 and as an outside director as defined in Section 162(m) of the Code and regulations thereunder. Subject to the provisions of subsection (b) of this Section 9, in the event of a disagreement as to the interpretation of the Plan or any amendment hereto or any rule, regulation or procedure hereunder or as to any right or obligation arising from or related to the Plan, the decision of the Committee shall be final and binding upon all persons in interest, including the Company, the Optionee and the Company's shareholders.

                 (b) Notwithstanding any provision of the Plan to the contrary, if any determination or interpretation to be made by the Committee with regard to any question arising under the Plan or any option agreement entered into hereunder is not required to be made by the Committee under Rule 16b-3, such determination or interpretation may be made by the Board, and shall be final and binding upon all persons in interest, including the Company, the Optionee and the Company's shareholders; provided, however, that the Board shall not make any such determination or interpretation that would result in the Plan's noncompliance with Rule 16b-3.

                 (c) No member of the Committee or the Board shall be liable for any action taken or decision made, or any failure to take any action, in good faith with respect to the Plan or any Option granted or option agreement entered into hereunder.

10.      NO RESERVATION OF SHARES

         The Company shall be under no obligation to reserve or to retain in its treasury any particular number of Shares in connection with its obligations hereunder.

11.      AMENDMENT OF PLAN

         The Board, without further action by the shareholders, may amend this Plan from time to time as it deems desirable and shall make any amendments which may be required so that Options intended to be Incentive Stock Options shall at all times continue to be Incentive Stock Options for purpose of the Code; provided, however, that no amendment shall be made without shareholder approval if such approval would be required to comply with Rule 16b-3 or the Code.

12.      TERMINATION OF PLAN

         This Plan shall terminate ten (10) years from the Effective Date. The Board may, in its discretion, suspend or terminate the Plan at any time prior to such date, but such termination or suspension shall not adversely affect any right or obligation with respect to any outstanding Option.

13.      EFFECTIVE DATE

         The Plan shall become effective on the Effective Date and Options hereunder may be granted at any time on or after that date. If the shareholders of the Company fail to approve the Plan within one year after the Effective Date, any Incentive Stock Option granted hereunder shall be null, void and of no effect.

                                                                       APPENDIX

                        SYKES ENTERPRISES, INCORPORATED
                  Annual Meeting of Shareholders, May 8, 1997

               THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

        The undersigned shareholder of Sykes Enterprises, Incorporated (the "Company") hereby appoints John H. Sykes and Scott J. Bendert as Proxies, each with the power to appoint a substitute, and hereby authorizes them to vote all such shares of the Company as to which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Company and at all adjournments thereof, to be held at the Wyndham Harbour Island Hotel, 725 South Harbour Island Boulevard, Tampa, Florida on Thursday, May 8, 1997 at 1:00 p.m. Eastern Standard Time, in accordance with the following instructions.

THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL NOMINEES LISTED IN ITEM 1 AND FOR ITEMS 2,3,4,5 AND 6.



             DETACH BELOW AND RETURN USING THE ENVELOPE PROVIDED
--------------------------------------------------------------------------------

             SYKES ENTERPRISES, INCORPORATED 1997 ANNUAL MEETING


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1. ELECTION OF DIRECTORS:    1 - FURMAN P. BODENHEIMER, JR.  2 - JOHN D. GANNETT, JR.  3 - DAVID E. GARNER
                                     4 - H. PARKS HELMS  5 - GORDON H. LOETZ  6 - ERNEST J. MILANI
                                               7 - R. JAMES STROKER   8 - JOHN H. SYKES
(Instructions: To withhold authority to vote for any indicated nominee, write the number(s) of the nominee(s) in the box provided to the right.)

2. To approve the amendment to the Company's 1996 Employee Stock Option Plan.

3. To amend the Company's Articles of Incorporation to increase the number of authorized shares.

4. To amend the Company's Articles of Incorporation and Bylaws to increase threshold of shareholder votes required to call a Special Shareholders Meeting.

5. To amend the Company's Bylaws to require 66 2/3% Shareholder approval to amend Bylaws.

6. In their discretion, the proxies are authorized to vote upon such other business as may properly come before this
   Meeting or any adjournments or postponements thereof.

Address Change?                                              Date
Mark Box               [  ]                                      ---------------------------------------------------
Indicate changes below:







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
                     [  ]  FOR     [  ]  WITHHOLD AUTHORITY

---------------->    [                                           ]
                     [                                           ]

                     [  ]  FOR     [  ]  AGAINST     [  ]  ABSTAIN

                     [  ]  FOR     [  ]  AGAINST     [  ]  ABSTAIN

                     [  ]  FOR     [  ]  AGAINST     [  ]  ABSTAIN

                     [  ]  FOR     [  ]  AGAINST     [  ]  ABSTAIN

                     NO. OF SHARES

                     [                                           ]
                     [                                           ]
                     [                                           ]

                     SIGNATURE(S) IN BOX
                     PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THIS PROXY.  WHEN SHARES ARE HELD BY JOINT TENANTS,
                     BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE, OR PARTNER, PLEASE
                     GIVE FULL TITLE, AS SUCH.  IF A CORPORATION, PLEASE SIGN IN FULL CORPORATION NAME BY PRESIDENT
                     OR OTHER AUTHORIZED OFFICER.  IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.


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